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                                                                   EXHIBIT 10.96

                                 RESOLUTIONS OF
                             THE BOARD OF DIRECTORS
                         REGARDING DIRECTOR COMPENSATION

Amendment of Amended and Restated 1991 Equity Incentive Plan

         WHEREAS, the Company maintains the Amended and Restated 1991 Equity Incentive Plan (the "1991 Plan") for the benefit of employees, directors and consultants of the Company and its Affiliates (as defined in the 1991 Plan);

         WHEREAS, the Company has consulted with its officers and employees, including those in the Company's Compensation and Benefits department, and an outside independent compensation consultant (the "Compensation Consultant") with respect to structuring the Company's various compensation programs and determining appropriate levels of equity compensation to the Company's Eligible Directors (as defined in the 1991 Plan);

         WHEREAS, the Governance and Nominating Committee (the "Committee") of the Board of Directors of the Company (the "Board") has recommended to the Board, based upon consultation and discussions with the Compensation Consultant, that Sections 6(a) and 6(b) of the 1991 Plan be amended to provide that after December 9, 2003, Eligible Directors (as defined in the 1991 Plan) will no longer be entitled to receive non-discretionary grants of Nonqualified Stock Options (as defined in the 1991 Plan) in the amounts specified in the 1991 Plan and that the equity compensation program for Eligible Directors be restructured; and

         WHEREAS, the Company has reserved the right to amend the 1991 Plan.

         NOW, THEREFORE, BE IT, RESOLVED, that the Board deems it desirable and in the best interests of the Company that Sections 6(a) and 6(b) of the 1991 Plan be amended to provide that after December 9, 2003, Eligible Directors will no longer be entitled to receive non-discretionary grants of Nonqualified Stock Options in the amounts specified in the 1991 Plan, and that such plan be amended and restated as set forth on Annex A hereto, and that any future option grants to Eligible Directors after that date shall be made pursuant to a new equity compensation program.

Director Equity Incentive Program

         WHEREAS, pursuant to Section 4(b) of the 1991 Plan, a director shall not be eligible for the benefits under the 1991 Plan (other than from a Director NQSO (as defined in the 1991 Plan) under Section 6 of the 1991 Plan) unless and until such director is expressly declared eligible to participate in the 1991 Plan by the Board or the Committee (as defined in the 1991 Plan);

         WHEREAS, pursuant to the recommendations of the Compensation Consultant, the Governance and Nominating Committee of the Board has recommended to the Board that the

Board adopt the Amgen Inc. Director Equity Incentive Program (the "Program"), substantially in the form attached hereto as Annex B, which provides Eligible Directors with the opportunity to receive equity compensation pursuant to Sections 4(b), 5 and 7 of the 1991 Plan; and

         WHEREAS, the Board deems it advisable and in the best interests of the Company to approve the Program and to set aside a sufficient number of shares of the Company's Common Stock under Section 8(a) of the 1991 Plan to satisfy awards granted under the Program for each fiscal year, commencing with the 2004 fiscal year.

         NOW, THEREFORE, BE IT, RESOLVED, that the Board deems it desirable and in the best interests of the Company that the Eligible Directors be eligible to participate in the 1991 Plan;

         FURTHER RESOLVED, that the Board deems it desirable and in the best interests of the Company that the Program, substantially in the form attached hereto as Annex B, which implements Sections 4(b), 5 and 7 of the 1991 Plan be, and it hereby is, approved; and

         FURTHER RESOLVED, that pursuant to Section 8(a) of the 1991 Plan, a sufficient number of shares of the Company's Common Stock shall be set aside from the 1991 Plan to satisfy awards granted under the Program (including awards of dividend equivalents, if any, with respect to any deferred restricted stock units) for each fiscal year, commencing with the 2004 fiscal year, and that the number of shares of the Company's Common Stock set aside to satisfy awards of restricted stock units granted under the Program shall be equal to the product of (i) the number of Eligible Directors on March 15 of such year and (ii) the quotient (rounded down to the nearest whole number) obtained by dividing $100,000 by the closing market price of a share of Common Stock on the business day immediately preceding the date of grant (rounded to two decimal places).

Award Agreements

         FURTHER RESOLVED, that the forms of stock option grant agreement and restricted stock unit agreement (the "Agreements") attached hereto as Annexes C and D, respectively, be approved and that stock options and restricted stock units granted pursuant to the Program shall be evidenced by the execution and delivery by the Company and each participant of the Agreements, with such changes thereto as the officers shall approve, such approval to be conclusively evidenced by the execution and delivery thereof.

General

         FURTHER RESOLVED, that the Chief Executive Officer and President, the Executive Vice President, Finance, Strategy and Communications, and Chief Financial Officer, and the Senior Vice President, General Counsel and Secretary of the Company, and the Assistant Secretaries of the Company acting in conjunction with any such officers be, and each is hereby authorized to take all such further actions as they, or any of them, deem necessary, appropriate or advisable in order to carry out the purposes and intent of the foregoing resolutions and the actions authorized thereby and that any and all actions taken by said officers or their designees

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

prior to the adoption of the foregoing resolutions that are within the authority conferred thereby are hereby ratified, confirmed and approved in all respects.

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

                                                                         ANNEX A

                                   AMGEN INC.

                 AMENDED AND RESTATED 1991 EQUITY INCENTIVE PLAN

         1.       PURPOSE.

                  (a) The purpose of the Amended and Restated 1991 Equity Incentive Plan as amended and restated in March 2003 (the "Plan") is to provide a means by which employees or directors of and consultants to Amgen Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in paragraph 1(b), directly, or indirectly through Trusts, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) incentive stock options, (ii) nonqualified stock options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below. For purposes of the incentive stock option rules of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the Plan is a new plan.

                  (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

                  (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as directors or consultants to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (d) The Company intends that the rights issued under the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to paragraph 2(c), be either (i) stock options granted pursuant to Sections 5 or 6 hereof, including incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (together hereinafter referred to as "Options"), or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof.

                  (e) The word "Trust" as used in the Plan shall mean a trust created for the benefit of the employee, director or consultant, his or her spouse, or members of their immediate family. The word optionee shall mean the person to whom the option is granted or the

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

employee, director or consultant for whose benefit the option is granted to a Trust, as the context shall require.

         2.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in paragraph 2(c).

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (1)      To determine from time to time which of the
persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

                           (2)      To construe and interpret the Plan and Stock
Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (3)      To amend the Plan as provided in Section 14.

                           (4)      Generally, to exercise such powers and to
perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). One or more of these members may be non-employee directors and outside directors, if required and as defined by the provisions of paragraphs 2(e) and 2(f). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (except amendment of Section 6 or the options granted thereunder shall only be by action taken by the Board or a committee of one or more members of the Board to which such authority has been specifically delegated by the Board), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding anything else in this paragraph 2(c) to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant or amend options to all employees, directors or consultants or any portion or class thereof.

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

                  (d) Notwithstanding anything else in the Plan to the contrary, at any time the Board or the Committee may authorize by duly adopted resolution one or more Officers (as defined below) (each a "Delegated Officer") to take the actions described in paragraph 2(b)(1) of the Plan with respect to Options only, subject to, and within the limitations of, the express provisions of the Plan; provided, however, that a Delegated Officer shall not have the power to (1) grant any Options to himself, any non-employee director, consultant, Trust, other Delegated Officer or Officer, (2) determine the time or times when a person shall be permitted to purchase stock pursuant to the exercise of an Option (i.e., vesting), (3) determine the exercise price of an Option, or (4) grant any Option to a parent corporation of the Company, as defined in Section 424(e) of the Code. The resolution authorizing a Delegated Officer to act as such shall specify the total number of shares of Common Stock that a Delegated Officer may grant with respect to Options. The exercise price (including any formula by which such price or prices may be determined) and the time or times when a person shall be permitted to purchase stock pursuant to the exercise of an Option shall, however, be set by the Board or the Committee and not by a Delegated Officer to the extent required by Delaware General Corporation Law Section 157 or any other applicable law. The term "Officer" shall include any natural person who is elected as a corporate officer of the Company by the Board.

                  (e) The term "non-employee director" shall mean a member of the Board who (i) is not currently an officer of the Company or a parent or subsidiary of the Company (as defined in Rule 16a-1(f) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or an employee of the Company or a parent or subsidiary of the Company; (ii) does not receive compensation from the Company or a parent or subsidiary of the Company for services rendered in any capacity other than as a member of the Board (including a consultant) in an amount required to be disclosed to the Company's stockholders under Rule 404 of Regulation S-K promulgated by the Securities and Exchange Commission ("Rule 404"); (iii) does not possess an interest in any other transaction required to be disclosed under Rule 404; or (iv) is not engaged in a business relationship required to be disclosed under Rule 404, as all of these provisions are interpreted by the Securities and Exchange Commission under Rule 16b-3 promulgated under the Exchange Act.

                  (f) The term "outside director," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to paragraph 2(c), who is considered to be an "outside director" in accordance with the rules, regulations or interpretations of
Section 162(m) of the Code.

                  (g) Any requirement that an administrator of the Plan be a "non-employee director" or "outside director" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

         3.       SHARES SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate One Hundred Ninety-Two Million (192,000,000) shares of the Company's $.0001 par value common stock (the "Common Stock"). If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased under such Stock Award shall again become available for the Plan. Shares repurchased by the Company pursuant to any repurchase rights reserved by the Company pursuant to the Plan shall not be available for subsequent issuance under the Plan.

                  (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                  (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which incentive stock options (as defined by the Code) are exercisable for the first time by such optionee during any calendar year under all such plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). If it is determined that an entire Option or any portion thereof does not qualify for treatment as an Incentive Stock Option by reason of exceeding such maximum, such Option or the applicable portion shall be considered a Nonqualified Stock Option.

         4.       ELIGIBILITY.

                  (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee of the Company or any Affiliate. Stock Awards other than Incentive Stock Options may be granted to employees (including officers) or directors of or consultants to the Company or any Affiliate or to Trusts of any such employee, director or consultant.

                  (b) A director shall in no event be eligible for the benefits of the Plan (other than from a Director NQSO under Section 6 of the Plan) unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board or the Committee in the selection of a director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to a director, the Plan complies with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. Notwithstanding the foregoing, the restrictions set forth in this paragraph 4(b) shall not apply if the Board or Committee expressly declares that such restrictions shall not apply.

                  (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of the Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

                  (d) Stock Awards shall be limited to a maximum of 2,000,000 shares of Common Stock per person per calendar year.

         5.       TERMS OF DISCRETIONARY STOCK OPTIONS.

                  An option granted pursuant to this Section 5 (a "Discretionary Stock Option") shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

                  (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

                  (b) The exercise price of each Incentive Stock Option and each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted.

                  (c) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the Option (A) by delivery to the Company of shares of Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise,
(B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to paragraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                  (d) An Option granted to a natural person shall be exercisable during the lifetime of such person only by such person, provided that such person during such person's lifetime may designate a Trust to be such person's beneficiary with respect to any Incentive Stock Options granted after February 25, 1992 and with respect to any Nonqualified Stock Options, and such beneficiary shall, after the death of the person to whom the Option was granted, have all the rights that such person has while living, including the right to exercise the Option. In the absence of such designation, after the death of the person to whom the Option is granted, the Option shall be exercisable by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution.

                  (e) The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this paragraph 5(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                  (f) The Company may require any optionee, or any person to whom an Option is transferred under paragraph 5(d), as a condition of exercising any such Option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.

                  (g) An Option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless: (i) such termination is due to the optionee's permanent and total disability, within the meaning of Section 422(c)(6) of the Code and with such permanent and total disability being certified by the Social Security Administration prior to such termination, in which case the Option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship as a consultant or director, in which case the Option may, but need not, provide that it may be exercised at any time within eighteen
(18) months following the death of the optionee by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its term specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate; or (B) that it may be exercised more than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate. This paragraph 5(g) shall not be construed to extend the term of any Option or to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

                  (h) The Option may, but need not, include a provision whereby the optionee may elect at any time during the term of the optionee's employment or relationship as a consultant or director with the Company or any Affiliate to exercise the Option as to any part or all of the shares subject to the Option prior to the stated vesting dates of the Option. Any shares so purchased from any unvested installment or Option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

                  (i) To the extent provided by the terms of an Option, each optionee may

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

satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise issuable to the optionee as a result of the exercise of the Option a number of shares having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding.

                  (j) Without in any way limiting the authority of the Board or Committee to make or not to make grants of Discretionary Stock Options under this Section 5, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option agreement a provision entitling the optionee to a further Option (a "Re-Load Option") in the event the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as defined in paragraph 4(c)), shall have an exercise price which is equal to one hundred and ten percent (110%) of the fair market value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.

                           Any such Re-Load Option may be an Incentive Stock
Option or a Nonqualified Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in paragraph 3(c) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Option on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under paragraph 3(a) and shall be subject to such other terms and conditions as the Board or Committee may determine.

         6.       TERMS OF NON-DISCRETIONARY OPTIONS

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

                  (a) Prior to December 9, 2003, on January 27 of each year, each person who is at that time an Eligible Director of the Company, (as defined in paragraph 6(k)), shall automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, a Nonqualified Stock Option (a "Director NQSO") to purchase sixteen thousand (16,000) shares of Common Stock on the terms and conditions set forth herein. An Eligible Director may designate that such Director NQSO be granted in the name of a Trust instead of in the name of such Eligible Director. The Director NQSO shall be on the terms and conditions set forth herein and should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day. Notwithstanding anything else in the Plan to the contrary, this paragraph 6(a) shall be of no force and effect from and after December 9, 2003.

                  (b) Prior to December 9, 2003, each person who becomes an Eligible Director, shall, upon the date such person first becomes an Eligible Director, automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, a Director NQSO to purchase sixty thousand (60,000) shares of Common Stock on the terms and conditions set forth herein. An Eligible Director may designate that such Director NQSO be granted in the name of a Trust instead of in the name of such Eligible Director. The Director NQSO shall be on the terms and conditions set forth herein and should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day. Notwithstanding anything else in the Plan to the contrary, this paragraph 6(b) shall be of no force and effect from and after December 9, 2003.

                  (c) Each Director NQSO granted pursuant to this Section 6 (or any Director Re-Load Option granted pursuant to paragraph 6(j)) shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Director NQSO's need not be identical, but each Director NQSO shall include (through incorporation of provisions hereof by reference in the Director NQSO or otherwise) the substance of each of the following provisions as set forth in paragraphs 6(d) through 6(j), inclusive.

                  (d) The term of each Director NQSO shall be ten (10) years from the date it was granted.

                  (e) The exercise price of each Director NQSO shall be one hundred percent (100%) of the fair market value of the Common Stock subject to such Director NQSO on the date such Director NQSO is granted.

                  (f) The purchase price of Common Stock acquired pursuant to a Director NQSO shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Director NQSO is exercised;
(ii) by delivery to the Company of shares of

Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at their fair market value on the date of exercise; or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

                  (g) A Director NQSO shall be exercisable during the lifetime of the Eligible Director with respect to whom it was granted only by the person to whom it was granted (whether the Eligible Director or a Trust), provided that such person during the Eligible Director's lifetime may designate a Trust to be a beneficiary with respect to the Director NQSO, and such beneficiary shall, after the death of the Eligible Director to whom the Director NQSO was granted, have all of the rights designated for such beneficiary. In the absence of such designation, after the death of the Eligible Director with respect to whom the Director NQSO was granted, if such Director NQSO was granted to the Eligible Director, the Director NQSO shall be exercisable by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution.

                  (h) A Director NQSO shall not vest with respect to an Eligible Director, or the affiliate of such Eligible Director, as the case may be, (i) unless the Eligible Director, has, at the date of grant, provided three
(3) years of prior continuous service as an Eligible Director, or (ii) until the date upon which such Eligible Director has provided one year of continuous service as an Eligible Director following the date of grant of such Director NQSO, whereupon such Director NQSO shall become fully vested and exercisable in accordance with its terms.

                  (i)      The Company may require any optionee under this
Section 6, or any person to whom a Director NQSO is transferred under paragraph 6(g), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Director NQSO; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Director NQSO for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Director NQSO has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                  (j) Subject to the last sentence of this paragraph 6(j), each Director NQSO shall include a provision entitling the optionee to a further Nonqualified Stock Option (a "Director Re-Load Option") in the event the optionee exercises the Director NQSO evidenced by the Director NQSO grant, in whole or in part, by surrendering other shares of Common Stock in accordance with the Plan and the terms of the Director NQSO grant. Any such Director Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original Director NQSO;
(ii) shall have an expiration date which is the same as the expiration date of the original Director NQSO; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the Common Stock subject to the Director Re-Load Option on the date of exercise of the original Director NQSO. Any such Director Re-Load Option shall be subject to the availability of sufficient shares under paragraph 3(a). There shall be no Director Re-Load Option on a Director Re-Load Option. Notwithstanding anything else in the Plan to the contrary, this paragraph 6(j) shall be of no force and effect from and after June 23, 1998.

                  (k) For purposes of this Section 6, the term "Eligible Director" shall mean a member of the Board who is not an employee of the Company or any Affiliate, and the term "affiliate" shall mean a person that directly or indirectly controls, is controlled by, or is under common control with, the Eligible Director.

         7.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

                  Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

                  (a) The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

                  (b) No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

                  (c) The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price of the Company from the sales proceeds before Common Stock is issued. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award Common Stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

                  (d) Shares of Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

                  (e) In the event a person ceases to be an employee of or ceases to serve as a director or consultant to the Company or an Affiliate, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

                  (f) To the extent provided by the terms of stock bonus or restricted stock purchase agreement, a participant may satisfy any federal, state or local tax withholding obligation relating to the lapsing of a repurchase option in favor of the Company or vesting of a stock bonus or a restricted stock award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise deliverable to a participant as a result of the lapsing of a repurchase option in favor of the Company or the vesting of a stock bonus or a restricted stock award a number of shares having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the Company's required minimum statutory withholding.

         8.       COVENANTS OF THE COMPANY.

                  (a) During the terms of the Stock Awards granted under the Plan, the

Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan.

                  (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock under the Stock Awards granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

         9.       USE OF PROCEEDS FROM COMMON STOCK.

                  Proceeds from the sale of Common Stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

         10.      MISCELLANEOUS.

                  (a) The Board or Committee shall have the power to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time during which it may be exercised or the time during which it will vest. Each Discretionary Stock Option providing for vesting pursuant to paragraph 5(e) shall also provide that if the employee's employment or a director's or consultant's affiliation with the Company or an Affiliate of the Company is terminated by reason of death or disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of Discretionary Stock Options granted to such employee, director or consultant or to the Trusts of such employee, director or consultant shall be accelerated by twelve months for each full year the employee has been employed by or the director or consultant has been affiliated with the Company and/or an Affiliate of the Company.

                  (b) Neither an optionee nor any person to whom an Option is transferred under the provisions of the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

                  (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or director or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan with or without cause. In the event that a holder of Stock Awards under the Plan is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant or director for purposes hereof, and (ii) suspend or otherwise delay the time or times at which exercisability or vesting would otherwise occur with respect to any outstanding Stock Awards under the Plan.

                  (d) Notwithstanding any provision of the Plan to the contrary, the Board or the Committee shall have the power to condition the grant or vesting of stock bonuses and rights to purchase restricted stock under the Plan upon the attainment of performance goals, determined by the Board or the Committee in their respective sole discretion, with respect to any one or more of the following business criteria with respect to the Company, any Affiliate, any division, any operating unit or any product line: (i) return on capital, assets or equity, (ii) sales or revenue, (iii) net income, (iv) cash flow, (v) earnings per share, (vi) adjusted earnings or adjusted net income as defined below, (vii) working capital, (vii) total shareholder return, (ix) economic value or (x) product development, research, in-licensing, out-licensing, litigation, human resources, information services, manufacturing, manufacturing capacity, production, inventory, site development, plant, building or facility development, government relations, product market share, mergers, acquisitions or sales of assets or subsidiaries. "Adjusted net income" and "adjusted earnings" shall mean net income or earnings, as the case may be, for the relevant performance period computed in accordance with accounting principles generally accepted in the U.S. which may be adjusted by the Committee, as specified in writing, for such performance period, at the time a performance goal is established for the performance period, for the following: (a) any item of significant gain or loss for the performance period determined to be related to a change in accounting principle as reflected in the Company's audited consolidated financial statements, (b) amortization expenses associated with acquired intangible assets, (c) expenses associated with acquired in-process research and development and (d) any other items of significant income or expense which are determined to be appropriate adjustments and are specified in writing by the Committee at the time the goal is established for the performance period. With respect to any stock bonuses or rights to purchase restricted stock granted to persons who are or who may be "covered employees" within the meaning of Section 162(m) of the Code, the Board or the Committee shall have the power to grant such awards upon terms and conditions that qualify such awards as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. Stock bonuses and rights to purchase restricted stock made in accordance with this paragraph 10(d) shall contain the terms and conditions of Section 7 above.

         11.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

                  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, the maximum number of shares which may be granted to a participant in a calendar year, the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards, and the number of shares of Common Stock to be granted as provided for in paragraphs 6(a) and 6(b). Such adjustment shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration".)

         12.      CHANGE OF CONTROL.

                  (a) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which Stock Awards become vested shall automatically be accelerated so that the unvested portions of all Stock Awards shall be vested prior to the Change in Control and (ii) the time during which the Options may be exercised shall automatically be accelerated to prior to the Change in Control. Upon and following the acceleration of the vesting and exercise periods, at the election of the holder of the Stock Award, the Stock Award may be: (x) exercised (with respect to Options) or, if the surviving or acquiring corporation agrees to assume the Stock Awards or substitute similar stock awards, (y) assumed; or (z) replaced with substitute stock awards. Options not exercised, substituted or assumed prior to or upon the Change in Control shall be terminated.

                  (b) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:

                           (i)      upon the acquisition (other than from the
Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                           (ii)     at the time individuals who, as of April 2,
1991, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 2, 1991, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

                           (iii)    immediately prior to the consummation by the
Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

                           (iv)     the occurrence of any other event which the
Incumbent Board in its sole discretion determines constitutes a Change of Control.

         13.      QUALIFIED DOMESTIC RELATIONS ORDERS

                  (a) Anything in the Plan to the contrary notwithstanding, rights under Stock Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in paragraph 13(c) below.) The assignment of a Stock Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If a Stock Award is assigned to an Alternate Payee, the Alternate Payee generally has the same rights as the grantee under the terms of the Plan; provided however, that
(i) the Stock Award shall be subject to the same vesting terms and exercise period as if the Stock Award were still held by the grantee, (ii) an Alternate Payee may not transfer a Stock Award and (iii) an Alternate Payee is ineligible for Re-Load Options described at paragraph 5(j) or Director Re-Load Options described at paragraph 6(j).

                  (b) In the event of the Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of a Stock Award, transfer of the proceeds of the exercise of such Stock Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the grantee and Alternate Payee. A grantee's ability to exercise a Stock Award may be barred if the Plan administrator receives a court order directing the Plan administrator not to permit exercise.

                  (c) The word "QDRO" as used in the Plan shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted a Stock Award to an interest in such Stock Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

         14.      AMENDMENT OF THE PLAN.

                  (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                           (i)      increase the number of shares reserved for
Stock Awards under the Plan;

                           (ii)     modify the requirements as to eligibility
for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422(b) of the Code); or

                           (iii)    modify the Plan in any other way if such
modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code.

                  (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.

                  (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring the Plan and/or Options granted under it into compliance therewith.

                  (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan, unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing.

         15.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. No Incentive Stock Options may be granted under the Plan after February 22, 2009.

                  (b) Rights and obligations under any Stock Awards granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

         16.      EFFECTIVE DATE OF PLAN.

                  The Plan shall become effective as determined by the Board.

                                                                         Annex B

                                   AMGEN INC.
                        DIRECTOR EQUITY INCENTIVE PROGRAM

                                    ARTICLE I

                                     PURPOSE

         The purpose of this document is to set forth the general terms and conditions applicable to the Director Equity Incentive Program (the "Program") established by the Board of Directors of Amgen Inc. (the "Company") pursuant to, and in implementation of, Section 4(b) of the Company's Amended and Restated 1991 Equity Incentive Plan, as amended (the "1991 Plan"). The Program is intended to carry out the purposes of the 1991 Plan and provide a means to reinforce objectives for sustained long-term performance and value creation by awarding each non-employee director of the Company with stock awards, subject to the restrictions and other provisions of the Program and the 1991 Plan. The Program shall be effective as of December 9, 2003 (the "Effective Date").

                                   ARTICLE II

                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms used herein shall have the same definitions as such terms are defined in the 1991 Plan.

         "Award" shall mean a Nonqualified Stock Option or a Restricted Stock Unit granted to an Eligible Director pursuant to the Program.

         "Board" shall mean the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Company.

         "Eligible Director" shall mean a member of the Board who is not an employee of the Company or any Affiliate.

         "Nonqualified Stock Option" or "NQSO" shall mean a stock option which does not qualify as an incentive stock option as that term is used in Section 422 of the Code.

         "QDRO" shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted an Award to an interest in such Award relating to marital property rights or support obligations and (ii) that the Board determines would be a "qualified domestic relations order," as that term is defined in

Section 414(p) of the Code and Section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Program is not a plan described in Section 3(3) of ERISA.

         "Restricted Stock Unit" shall mean a restricted right to receive a share of Common Stock granted pursuant to Article IV.

                                   ARTICLE III

                                  STOCK OPTIONS

         3.1 Inaugural Grants. Each person who becomes an Eligible Director after the Effective Date shall, upon the date such person first becomes an Eligible Director, automatically be granted, without further action by the Company, the Board, or the Company's stockholders, a Nonqualified Stock Option to purchase twenty thousand (20,000) shares of Common Stock on the terms and conditions set forth herein. Should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day.

         3.2 Annual Grants. On March 15 of each year after the Effective Date, each person who is at that time an Eligible Director shall automatically be granted, without further action by the Company, the Board, or the Company's stockholders, a Nonqualified Stock Option to purchase five thousand (5,000) shares of Common Stock on the terms and conditions set forth herein. Should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day.

         3.3      Terms of Options.

                  (a) Each Nonqualified Stock Option granted pursuant to the Program shall constitute a Discretionary Stock Option under Section 5 of the 1991 Plan. The provisions of separate Nonqualified Stock Options need not be identical, but each Nonqualified Stock Option shall include (through incorporation of provisions hereof by reference in the Nonqualified Stock Option or otherwise) the substance of each of the following provisions as set forth in this Section 3.3 and Section 5 of the 1991 Plan.

                  (b) No Option shall be exercisable after the expiration of seven (7) years from the date it was granted.

                  (c) The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Nonqualified Stock Option on the date the Nonqualified Option is granted.

                  (d) The purchase price of Common Stock acquired pursuant to a Nonqualified Stock Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Nonqualified Stock Option is exercised; or (ii) at the discretion of the Board, either at the time of grant or exercise of the Nonqualified Stock Option (A) by delivery to the Company of shares of Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (B) in any other form of legal consideration that may be acceptable to the Board in its discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

                  (e) A Nonqualified Stock Option shall be exercisable during the lifetime of the Eligible Director only by the Eligible Director, and after the death of the Eligible Director, the Nonqualified Stock Option shall be exercisable by the person or persons to whom the Eligible Director's rights under such option pass by will or by the laws of descent and distribution.

                  (f) Each Nonqualified Stock Option that is granted to an Eligible Director who has as of the date of grant provided three (3) years of prior continuous service on the Board as an Eligible Director shall be fully vested as of the date of grant. Each Nonqualified Stock Option that is granted to an Eligible Director who has not as of the date of grant provided three (3) years of prior continuous service as an Eligible Director shall be fully vested as of the date upon which such Eligible Director has provided one year of continuous service on the Board as an Eligible Director following the date of grant of such Nonqualified Stock Option. If the Eligible Director's relationship as a director of the Company or an Affiliate is terminated by reason of the Eligible Director's death or disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate, (iii) such other body having the relevant decision-making power applicable to an Affiliate, or (iv) an independent medical advisor appointed by the Company, as applicable, prior to such termination), then the vesting schedule of each Nonqualified Stock Option granted to such Eligible Director shall be accelerated by twelve months for each full year the Eligible Director has been affiliated with the Company and/or an Affiliate.

                  (g) The Company may require any holder under this Article III, or any person to whom a Nonqualified Stock Option is transferred under
Section 3.3(e), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Nonqualified Stock Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Nonqualified Stock Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (x) the issuance of the shares upon the exercise of the Nonqualified Stock Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.

                                   ARTICLE IV

                             RESTRICTED STOCK UNITS

         4.1 Annual Grants. On March 15 of each year after the Effective Date, each person who is at that time an Eligible Director shall automatically be granted, without further action by the Company, the Board, or the Company's stockholders, Restricted Stock Units to acquire a number of shares of Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (x) $100,000, by (y) the closing market price of a share of Common Stock on the business day immediately preceding the date of grant (rounded to two decimal places). Should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day. Restricted Stock Units shall constitute stock bonuses under Section 7 of the 1991 Plan.

         4.2      Terms of Restricted Stock Units.

                  (a) Each Restricted Stock Unit granted pursuant to this Program shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Restricted Stock Units need not be identical, but each Restricted Stock Unit shall include (through incorporation of provisions hereof by reference in the Restricted Stock Unit agreement or otherwise) the substance of each of the following provisions as set forth this Section 4.2 and Section 7 of the 1991 Plan.

                  (b) Each grant of Restricted Stock Units made to an Eligible Director who has as of the date of grant provided three (3) years of prior continuous service on the Board as an Eligible Director shall be fully vested as of the date of grant and each grant of Restricted Stock Units that is made to an Eligible Director who has not as of the date of grant provided three
(3) years of prior continuous service as an Eligible Director shall be fully vested as of the date upon which such Eligible Director has provided one year of continuous service on the Board as an Eligible Director following the date of grant of such Restricted Stock Units (in each case, such date of vesting the "Vesting Date"). If the Eligible Director's relationship as a director of the Company or an Affiliate is terminated by reason of the Eligible Director's death or total and permanent disability (as certified by an independent medical advisor appointed by the Company prior to such termination), then a prorated number (rounded down to the nearest whole number) of unvested Restricted Stock Units, if any, shall vest immediately upon such death or disability, determined by multiplying the number of unvested Restricted Stock Units, if any, by a fraction (rounded to two decimal places), the numerator of which is the number of complete months of continuous service during the one year period following the date of grant and the denominator of which is 12.

                  (c) A holder's vested Restricted Stock Units shall be paid by the Company in shares of Common Stock (on a one-to-one basis) on, or as soon as practicable after, the Vesting Date (the "Payment Date") unless the Eligible Director has irrevocably elected in writing prior to the date of the grant of such Restricted Stock Units to defer the payment of such Restricted Stock Units to another date under one of the following options (the "Deferred Payment Date"): (i) full payment of the Restricted Stock Units in January of a year specified by the Eligible Director which shall be no earlier than the third calendar year following the calendar year in which the date of grant occurs and no later than the tenth calendar year following such year, (ii) payment of the Restricted Stock Units in five substantially equal annual installments, commencing in January of the calendar year following the year in which the Eligible Director with respect to

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

whom the Restricted Stock Units were granted ceases to be an Eligible Director for any reason, or (iii) payment of the Restricted Stock Units in ten substantially equal annual installments, commencing in January of the calendar year following the year in which the Eligible Director with respect to whom the Restricted Stock Units were granted ceases to be an Eligible Director for any reason; provided, however, that no shares of Common Stock shall be issued hereunder unless the Board determines prior to such issuance that the consideration received by the Company in exchange for the issuance of Common Stock has a value not less than the par value thereof.

         4.3 Dividend Equivalents. If an Eligible Director has elected to defer payment of his or her vested Restricted Stock Units as provided in Section 4.2(c) above and the Company pays any dividends with respect to the Common Stock at any time during the period between the Payment Date and the Deferred Payment Date, the holder of such vested Restricted Stock Units shall be credited, as of the dividend payment date, with dividend equivalents equal to the amount of the dividends which would have been payable to such holder if the holder held a number of shares of Common Stock equal to the number of vested Restricted Stock Units so deferred. Such dividend equivalents shall be deemed reinvested in the Common Stock on the dividend payment date and shall be paid by the Company in shares of Common Stock on the Deferred Payment Date. Such dividend equivalents shall constitute stock bonuses under Section 7 of the 1991 Plan.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Administration of the Program. The Program shall be administered by the Board.

         5.2 Application of 1991 Plan. The Program is subject to all the provisions of the 1991 Plan, including Section 11 thereof (relating to adjustments upon changes in the Common Stock) and Section 12 thereof (relating to Change of Control), and its provisions are hereby made a part of the Program, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the 1991 Plan. In the event of any conflict between the provisions of this Program and those of the 1991 Plan, the provisions of the 1991 Plan shall control.

         5.3 Amendment and Termination. Notwithstanding anything herein to the contrary, the Board may, at any time, terminate, modify or suspend the Program; provided, however, that, without the prior consent of the Eligible Directors affected, no such action may adversely affect any rights or obligations with respect to any Awards theretofore earned but unpaid, whether or not the amounts of such Awards have been computed and whether or not such Awards are then payable.

         5.4 No Contract for Employment. Nothing contained in the Program or in any document related to the Program or to any Award shall confer upon any Eligible Director any right to continue as a director or in the service or employment of the Company or an Affiliate or constitute any contract or agreement of service or employment for a specific term or interfere in any way with the right of the Company or an Affiliate to reduce such person's compensation, to change the position held by such person or to terminate the service of such person, with or without cause.

         5.5 Nontransferability. No benefit payable under, or interest in, this Program shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities or torts of any Eligible Director or beneficiary; provided, however, that, nothing in this
Section 5.5 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution, or (iii) to an Alternate Payee to the extent that a QDRO so provides. The assignment of an Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. If an Award is assigned to an Alternate Payee, the Alternate Payee generally has the same rights as the Eligible Director under the terms of the Program; provided however, that (i) the Award shall be subject to the same vesting terms and exercise period as if the Award were still held by the Eligible Director, and (ii) an Alternate Payee may not transfer an Award. In the event of the 1991 Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of an Eligible Director of an Award, transfer of the proceeds of the exercise of such Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the Eligible Director and Alternate Payee. An Eligible Director's ability to exercise an Award may be barred if the 1991 Plan administrator receives a court order directing the 1991 Plan administrator not to permit exercise.

         5.6 Nature of Program. No Eligible Director, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset of the Company or any Affiliate by reason of any award hereunder. There shall be no funding of any benefits which may become payable hereunder. Nothing contained in this Program (or in any document related thereto), nor the creation or adoption of this Program, nor any action taken pursuant to the provisions of this Program shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or an Affiliate and any Eligible Director, beneficiary or other person. To the extent that an Eligible Director, beneficiary or other person acquires a right to receive payment with respect to an award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company or other employing entity, as applicable. All amounts payable under this Program shall be paid from the general assets of the Company or employing entity, as applicable, and no special or separate fund or deposit shall be established and no segregation of assets shall be made to assure payment of such amounts. Nothing in this Program shall be deemed to give any employee any right to participate in this Program except in accordance herewith.

         5.7 Governing Law. This Program shall be construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                                                                         Annex C

                       GRANT OF NONQUALIFIED STOCK OPTION
           (Under the Amended and Restated 1991 Equity Incentive Plan)

__________________, Amgen Inc. Stock Optionee:

         AMGEN INC., a Delaware corporation (the "Company"), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase ______ shares of the $.0001 par value common stock of the Company ("Common Stock") pursuant to the terms hereof. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

The provisions of your option are as follows:

1. [select vesting schedule based on director's length of service] [Subject to the limitations contained herein, this option shall vest on [grant date]. [Subject to the provisions contained herein, this option shall vest on [one year from grant date], provided that from the date of grant of this option through the vesting date, you have continuously served as a non-employee director of the Company (as that term is defined in the Plan).]

2.       (a)      The per share exercise price of this option is $____, being not less than the fair market value of the Common Stock on the date of grant of this option.

         (b) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of this option which has become exercisable by you. However, if at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company's reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

3. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

[select section 4 with acceleration provisions if option not fully vested at date of grant]
[4.      The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on _________ (which date shall be no more than seven (7) years from the date this option is granted).]

[4.      The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on _________ (which date shall be no more than seven (7) years from the date this option is granted). If termination of your relationship as a director of the Company is due to (a) your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by the Social Security Administration, prior to such termination), or (b) your death, then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been affiliated as a director with the Company.

         However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided above, this option may be exercised following termination of your relationship as a director of the Company only as to that number of shares as to which it was exercisable on the date of such termination provisions of paragraph 1 of this option. For purposes of this option, "termination of your relationship as a director of the Company" shall mean the last date you are a director of the Company.

5. To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 5 of the Plan.

6. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

         (a) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

         (b) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

7. This option is not an employment or consulting contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on the part of the non-employee director on whose behalf the option right was created, to continue to serve as a director of the Company, or of the Company to continue such non-employee director's service as a director of the Company.

8. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

9. This option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this option, including without limitation the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

10. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

Dated the ___ day of ___________.

                                                   Very truly yours,

                                                   AMGEN INC.

                                                   By:__________________________
                                                      Duly authorized on behalf
                                                      of the Board of Directors

Agreed and accepted as of the date written above:

___________________________
[name]
Address:

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